UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2010

SunSi Energies Inc.
(Exact name of registrant as specified in its charter)

NEVADA	333-145910	20-8584329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Main Street, Suite 309 Brooklyn, New York	11201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  646-205-0291

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

SunSi Energies Inc. (the “Company” or “SunSi”) is filing this Form 8-K/A to amend Item 9.01 Financial Statements and Exhibits:, Exhibit 99.2 Unaudited Pro Forma Combined Financial Statements, and to add Exhibit 99.3 Unaudited Financial Statements, to its Current Report on Form 8-K dated December 10, 2010 (the “Original Current Report”), in response to comments received from the Securities and Exchange Commission (the “SEC”) regarding the Original Current Report as part of the SEC’s comment letter dated February 23, 2011.

The Original Current Report has been revised solely to reflect the changes above. This Form 8-K/A speaks only as of the date the Original Current Report was filed, and the Company has not undertaken herein to amend, supplement or update any information contained in the Original Current Report to give effect to any subsequent events. Accordingly, this Form 8-K/A should be read in conjunction with the Original Current Report and the Company’s other reports filed with the SEC subsequent to the filing of the Original Current Report, including any amendments to those filings.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

(i)   The audited financial statements of Zibo Baokai Trade Co. (“Zibo”) including notes thereto are filed as Exhibit 99.1 of this Current Report and include:

●	Balance Sheets as of May 31, 2010 and 2009
●	Statements of Operations and Comprehensive Income for the years ended May 31, 2010 and 2009
●	Statements of Changes in Shareholders’ Equity for the years ended May 31, 2010 and 2009
●	Statements of Cash Flows for the years ended May 31, 2010 and 2009

(ii)           The unaudited financial statements of Zibo including notes thereto are filed as Exhibit 99.3 of this Current Report and include:

●	Balance Sheet as of November 30, 2010
●	Statement of Operations and Comprehensive Income for the six-month period ended November 30, 2010
●	Statement of Changes in Shareholders’ Equity for the six-month period ended November 30, 2010
●	Statement of Cash Flows for the six-month period ended November 30, 2010

(b)           Pro forma financial information.

The following unaudited pro forma financial information of including notes thereto is filed as a part of this Current Report and is attached as Exhibit 99.2:

●	Pro Forma Condensed Combined Balance Sheet as of May 31, 2010;
●	Pro Forma Condensed Combined Statement of Operations for the year ended May 31, 2010
●	Pro Forma Condensed Combined Statement of Operations for the six-month period ended November 30, 2010

(d)           Exhibits

Exhibit
Number	Description of Exhibit
99.1	Audited Financial Statements listed in Item 9.01(a)(i) (1)
99.2	Unaudited Pro Forma Combined Financial Statements listed in Item 9.01(b)
99.3	Unaudited Financial Statements listed in Item 9.01(a)(ii)

(1)           Incorporated by reference to Exhibit 99.1 of the Original Current Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SunSi Energies Inc.

Dated:	March 23, 2011

By:	/s/ Richard St Julien
Richard St Julien
Vice President and Secretary